STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Expenses
General and administrative	$ 6,476	$ 3,486	$ 6,574
Professional fees	13,947	10,386	16,263
Net loss	$ 20,423	$ 13,872	$ 22,837
Basic and diluted loss per share	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of common shares outstanding - basic and diluted	34,548,368	34,548,368	34,548,368